UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2019

FS Investment Corporation II

(Exact name of Registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00926 (Commission File Number)	80-0741103 (I.R.S. Employer Identification No.)
201 Rouse Boulevard Philadelphia, Pennsylvania (Address of principal executive offices)	19112 (Zip Code)

Registrant’s telephone number, including area code: (215) 495-1150

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 13, 2019, FS Investment Corporation II (the “Company”) and Green Creek LLC, a wholly-owned, special-purpose financing subsidiary of the Company, entered into an Amendment No. 1 to Credit Agreement (the “Amendment”) amending the term loan facility originally entered into on July 10, 2019 (the “Credit Agreement”), with Goldman Sachs Bank USA, as sole lead arranger, sole lender, administrative agent, and calculation agent, and Wells Fargo Bank, National Association, as collateral administrator and collateral agent. The Amendment extended the maturity date and reinvestment period under the Credit Agreement to January 31, 2020.

The foregoing description of the Amendment as set forth in this Item 1.01 is a summary only and is qualified in all respects by the provisions of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this current report on Form 8-K is hereby incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to Credit Agreement, dated as of December 13, 2019, among Green Creek LLC, as borrower, FS Investment Corporation II, as equity owner and investment manager, Goldman Sachs Bank USA, as sole lead arranger, sole lender, administrative agent, and calculation agent, and Wells Fargo Bank, National Association, as collateral administrator and collateral agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FS Investment Corporation II

Date:	December 17, 2019	By:	/s/ Stephen S. Sypherd
Stephen S. Sypherd
General Counsel

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1

Amendment No. 1 to Credit Agreement, dated as of December 13, 2019, among Green Creek LLC, as borrower, FS Investment Corporation II, as equity owner and investment manager, Goldman Sachs Bank USA, as sole lead arranger, sole lender, administrative agent, and calculation agent, and Wells Fargo Bank, National Association, as collateral administrator and collateral agent.